UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2014

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amended and Restated Credit Agreement

On June 4, 2014, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), TD Group and certain subsidiaries of TransDigm entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) with Credit Suisse AG, as administrative agent and collateral agent (the “Agent”), and the other agents and lenders named therein. Pursuant to the Amendment and Restatement Agreement, TransDigm amended and restated its Amended and Restated Credit Agreement, dated as of February 28, 2013 (the “Existing Credit Agreement”), into the Second Amended and Restated Credit Agreement attached as Exhibit A to the Amendment and Restatement Agreement (the “2014 Credit Agreement”) and amended certain provisions of the Amended and Restated Guarantee and Collateral Agreement, dated as of February 28, 2013, among TransDigm, TD Group, certain subsidiaries of TransDigm and the Agent. The 2014 Credit Agreement permits, among other things, (i) the payment of a special dividend of up to $1.7 billion to the holders of TD Group’s common stock, par value $.01 per share, (ii) the issuance of the 2022 Notes and the 2024 Notes (each as defined below), (iii) the incurrence of certain new tranche D term loans (the “Tranche D Term Loans”) in an aggregate principal amount equal to $825 million, which Tranche D Term Loans were fully drawn on June 4, 2014 and mature on June 4, 2021, (iv) the increase of the total revolving commitments thereunder to $420 million, which includes a sublimit of up to $100 million of multicurrency revolving commitments, and (v) certain changes to certain affirmative and negative covenants and the financial covenant thereunder. The terms and conditions that apply to the Tranche D Term Loans, including pricing, are substantially the same as the terms and conditions that apply to the other term loans under the 2014 Credit Agreement.

The lenders and the agents (and each of their respective subsidiaries or affiliates) under the 2014 Credit Agreement have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing services, foreign exchange and other advisory services to, or engage in transactions with, TransDigm and TD Group and their respective subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from TransDigm and TD Group and their respective subsidiaries or affiliates, for such services.

Issuance of Senior Subordinated Notes; Indentures

On June 4, 2014, TransDigm issued $2.350 billion in aggregate principal amount of senior subordinated notes, consisting of $1.150 billion aggregate principal amount of 6.00% Senior Subordinated Notes due 2022 (the “2022 Notes”) and $1.200 billion aggregate principal amount of 6.50% Senior Subordinated Notes due 2024 (the “2024 Notes,” and, together with the 2022 Notes, the “Notes”) at an issue price of 100% of the principal amount thereof in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States under Regulation S under the Securities Act.

The 2022 Notes were issued pursuant to an indenture dated as of June 4, 2014 (the “2022 Indenture”) among TransDigm, as issuer, TD Group and the subsidiaries of TransDigm named therein as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee and the 2024 Notes were issued pursuant to an indenture dated as of June 4, 2014 (the “2024 Indenture,” and, together with the 2022 Indenture, the “Indentures”) among TransDigm, as issuer, TD Group and the subsidiaries of TransDigm named therein as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

The 2022 Notes bear interest at the rate of 6.000% per annum, which accrues from June 4, 2014 and is payable semiannually in arrears on January 15 and July 15 of each year, commencing on January 15, 2015. The 2022 Notes mature on July 15, 2022, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the 2022 Indenture.

TransDigm may redeem some or all of the 2022 Notes at any time after June 4, 2014 at the redemption prices and on the terms specified in the 2022 Indenture. If TD Group or TransDigm experiences specific kinds of changes in control or TD Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the 2022 Notes on the terms set forth in the 2022 Indenture.

The 2024 Notes bear interest at the rate of 6.500% per annum, which accrues from June 4, 2014 and is payable semiannually in arrears on January 15 and July 15 of each year, commencing on January 15, 2015. The 2024 Notes mature on July 15, 2024, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the 2024 Indenture.

TransDigm may redeem some or all of the 2024 Notes at any time after June 4, 2014 at the redemption prices and on the terms specified in the 2024 Indenture. If TD Group or TransDigm experiences specific kinds of changes in control or TD Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the 2024 Notes on the terms set forth in the 2024 Indenture.

The Notes are subordinated to all of TransDigm’s existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future debt that is expressly subordinated to the Notes. The Notes are guaranteed on a senior subordinated unsecured basis by TD Group and its wholly-owned domestic subsidiaries named in the Indentures. The guarantees of the Notes are subordinated to all of the guarantors’ existing and future senior debt, rank equally with all of their existing and future senior subordinated debt and rank senior to all of their future debt that is expressly subordinated to the guarantees of the Notes. The Notes are structurally subordinated to all of the liabilities of TD Group’s non-guarantor subsidiaries.

The Indentures contain certain covenants that, among other things, limit TD Group’s ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, engage in sale-leaseback transactions, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, or create certain liens and other encumbrances on assets. The Indentures contain events of default customary for agreements of their type (with customary grace periods, as applicable) and provide that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TD Group or TransDigm, all outstanding Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Notes of a particular series may declare all Notes of such series, to be due and payable immediately.

Registration Rights Agreements

In connection with the issuance of the Notes, TransDigm, TD Group, TransDigm’s subsidiary guarantors party thereto, and Morgan Stanley & Co., LLC and Credit Suisse Securities (USA) LLC as representative for the initial purchasers listed therein, entered into registration rights agreements relating to each series of Notes, each dated June 4, 2014 (the “Registration Rights Agreements”). Under the Registration Rights Agreements, TransDigm and the guarantors agreed, for the benefit of the holders of each series of Notes, that they will file with the Securities and Exchange Commission (the “SEC”) within 180 days after the date the Notes were issued, and use their commercially reasonable efforts to cause to become effective, one or more registration statements (collectively, the “exchange offer registration statement”) relating to an offer to exchange the 2022 Notes and 2024 Notes, as applicable, for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the 2022 Notes or the 2024 Notes, as applicable (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).

Under certain circumstances, including, if applicable, interpretations of the staff of the SEC, if TransDigm is not permitted to effect the exchange offer, TransDigm and the guarantors will use their reasonable best efforts to cause to become effective one or more shelf registration statements (collectively, the “shelf registration statement”) relating to resales of the Notes and to keep that shelf registration statement effective until the second anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all Notes covered by such shelf registration statement have been sold.

If the exchange offer registration statement is not filed by December 1, 2014, the shelf registration statement is not filed within 60 days after the date on which the obligation to file the shelf registration statement arises, the exchange offer registration statement or, if required, the shelf registration statement is not declared effective by the SEC by March 2, 2014, the exchange offer is not completed within 40 days after the filing of the exchange offer registration statement (or, if required, the shelf registration statement is not declared effective within 60 days after the filing of the shelf registration statement), or after either the exchange offer registration statement or the shelf registration statement is declared or becomes effective, such registration statement ceases to be effective or usable, TransDigm will pay additional interest at the rate of $0.05 per week per $1,000 principal amount of transfer restricted Notes for the first 90-day period immediately following, and increasing by an additional $0.05 per week per $1,000 principal amount of transfer restricted Notes for each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rates will revert to the applicable original interest rates on the date the Notes were originally issued.

The above summaries of the Indentures, the Registration Rights Agreements, the Amendment and Restatement Agreement and the 2014 Credit Agreement are qualified in their entirety by reference to the 2022 Indenture, the 2024 Indenture, the Registration Rights Agreement relating to the 2022 notes, the Registration Rights Agreement relating to the 2024 Notes and the Amendment and Restatement Agreement, which are attached hereto as Exhibits 4.1, 4.4, 4.7, 4.8 and 10.1, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On June 5, 2014, TD Group issued a press release (the “Press Release”) announcing funding the Tranche D Term Loans, and the completion of its previously announced offering of the Notes. The Press Release also announced that TD Group’s board of directors authorized and declared a one-time special cash dividend of $25.00 on each outstanding share of common stock and cash dividend equivalent payments under certain of its stock option plans. The record date for the special dividend is June 16, 2014, and the payment date for the dividend is June 26, 2014. Finally, the Press Release announced that the Company has accepted for purchase approximately $1.209 billion aggregate principal amount of its 7.75% Senior Subordinated Notes due 2018 (the “2018 Notes”) representing all that were validly tendered and not validly withdrawn at or prior to 5:00 p.m. New York City time, on May 22, 2014, pursuant to the Company’s previously announced cash offers to purchase and consent solicitations for any and all of its outstanding 2018 Notes (the “Tender Offer”). A copy of the Press Release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 on Form 8-K and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933. The information in this Report on Form 8-K relating the Press Release shall, however, be deemed to be incorporated by reference into the Offer to Purchase and Consent Solicitation relating to the Tender Offer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Indenture, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.000% Senior Subordinated Notes due 2022.

4.2	Form of 6.000% Senior Subordinated Notes due 2022 (included in Exhibit 4.1).

4.3	Form of Notation of Guarantee (included in Exhibit 4.1).

4.4	Indenture, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.500% Senior Subordinated Notes due 2024.

4.5	Form of 6.500% Senior Subordinated Notes due 2024 (included in Exhibit 4.4).

4.6	Form of Notation of Guarantee (included in Exhibit 4.4).

4.7	Registration Rights Agreement, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

4.8	Registration Rights Agreement, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

10.1	Amendment and Restatement Agreement, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Dated: June 6, 2014

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.000% Senior Subordinated Notes due 2022.

4.2	Form of 6.000% Senior Subordinated Notes due 2022 (included in Exhibit 4.1).

4.3	Form of Notation of Guarantee (included in Exhibit 4.1).

4.4	Indenture, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.500% Senior Subordinated Notes due 2024.

4.5	Form of 6.500% Senior Subordinated Notes due 2024 (included in Exhibit 4.4).

4.6	Form of Notation of Guarantee (included in Exhibit 4.4).

4.7	Registration Rights Agreement, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

4.8	Registration Rights Agreement, dated as of June 4, 2014, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

10.1	Amendment and Restatement Agreement, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

99.1	Press Release.